2002 TARGET TERM TRUST INC.                                        ANNUAL REPORT



                                                                January 15, 1998


Dear Shareholder,

We are pleased to present you with the annual report for 2002 Target Term Trust Inc. for the year ended November 30, 1997.


--------------------------------------------------------------------------------
2002 TARGET TERM TRUST INC.
FUND PROFILE

[GRAPHIC]  GOAL: To return $15 per share to investors on or about 11/30/02, while providing high monthly income

[GRAPHIC]  PORTFOLIO MANAGER/SUB-ADVISER: Sharmin Mossavar-Rahmani, Goldman
           Sachs Asset Management LP

[GRAPHIC]  TOTAL NET ASSETS:
           $117 million
           (as of 11/30/97)

[GRAPHIC]  DIVIDEND PAYMENTS:
           Monthly

--------------------------------------------------------------------------------


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

[GRAPHIC] 1997 was a particularly good year for bond investors. Defying the experts who worried about the economy's high utilization rates and the possible effect on inflation, economic growth rose at a robust 3.5% rate, unemployment fell to 4.7%, wages rose only slightly and the annual inflation rate closed out the year at 1.7%. Fixed income investors shrugged off inflation warnings and bought bonds; the Lehman Brothers Aggregate Bond Index returned 7.6% in the year ended November 30, 1997. The benchmark 30-year Treasury bond's yield fell from over 6.4% to just over 6.0% during the same time frame.

     While stable inflation created market conditions ripe for a bond rally, several technical factors also helped support prices. U.S. stock investors experienced the first stall in a two and a half year bull run that started in 1995--money began trickling back into bond funds last year at about three times the rate of the year before. And, overshadowing all these events, the economic crisis in Asia prompted many individuals to buy Treasury bonds.

     Most of the bond market advances were in longer-term bonds. Due to expectations for Asia-related interest rate volatility, short-term rates did not fall to the same degree as long-term rates (the yield curve FLATTENED, in market parlance).


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[GRAPHIC] PERFORMANCE -- For the 12 months ended November 30, 1997, the Trust achieved a total return of 6.99% based on its net asset value (NAV) and 15.23% based on the market value on November 30, 1997. As of November 30, 1997, the Trust's net asset value per share was $15.02, while its share price on the New York Stock Exchange was $13.63. During the 12-month period ended November 30, 1997, the Trust paid dividends totaling $0.86 per share.

     During the 12-month period covered by this report, the Trust's benchmark, a U.S. Treasury note with a coupon of 6.375% maturing on August 15, 2002, had a total return of 5.68%.

     PORTFOLIO HIGHLIGHTS -- As of November 30, 1997, Collateralized Mortgage Obligations (CMOs) accounted for 62.1% of the portfolio, slightly less than the 66.4% allocated to these securities 12 months ago. The modest reduction in

ANNUAL REPORT


exposure to the sector reflects, in part, the richening of CMOs over the period. (Mortgage spreads--the difference between mortgage and Treasury yields--tightened during 1997 in response to low interest rate volatility and broad investor sponsorship.) Holdings in the CMO sector were concentrated in floaters and short-intermediate bonds, which we believe offer attractive cash flow stability.

     The Trust held a 15.8% position in adjustable rate collateralized mortgage securities (ARMs), an increase in the portfolio's allocation of 14.9% on November 30, 1996. As mentioned above, the ARM market benefited from favorable interest rate dynamics throughout most of the year. As a result, the pace of mortgage refinancing remained subdued, and there appeared to be little risk that these securities would be constrained by their periodic or lifetime rate caps. (Periodic rate caps are the maximum rate to which ARMs can reset during a specified period. Lifetime caps establish the maximum rate to which a security can reset during its entire lifetime.) These ARM-friendly conditions drew a wide range of investors to the sector, who viewed such securities as yield-enhanced alternatives to Treasuries.

     During the period, we continued to emphasize those ARM securities that we believed would fare well relative to the overall ARMs market, regardless of the direction of interest rate movements. These included fully indexed ARMs, as these securities provide stable current income, and "seasoned" ARMs, which have lower prepayment risks than recently issued ARMs. "Seasoned" issues are securities that have been in existence for several years; it is assumed that homeowners who did not refinance during earlier periods of lower rates are less likely to refinance in the future.

     The portfolio's allocation of agency mortgage pass-through securities was 12.7% as of November 30, 1997, versus 13.3% on November 30, 1996. Pass-through securities were the beneficiary of substantial investor interest throughout the period and performed particularly well relative to other sectors of the mortgage market: as a result of their price appreciation, we have modestly reduced the portfolio's allocation to the sector in favor of alternatives that are currently more attractively valued.

     Asset-backed securities (ABS) represented 7.4% of the portfolio as of November 30, 1997. ABS performed well during the period, but heavy issuance during the second half of the period caused yield spreads to widen and restrained the sector's relative performance. The portfolio's ABS holdings were concentrated in credit card, auto receivable and home equity structures offering attractive spreads and favorable convexity characteristics.

2002 TARGET TERM TRUST INC.                                        ANNUAL REPORT


OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC] In general, the Trust's managers believe that the U.S. interest rate outlook will revolve around a "tug of war" between the "Asian effect" and the strong domestic economy. In the near term, Asian economic turmoil should help sustain the benign interest rate environment by dampening growth and restraining inflation. Longer term, however, we believe the U.S. economy will reaccelerate and the Federal Reserve will raise interest rates.

     With regard to specific sectors in which the Trust invests, our strategy in the CMO sector should remain constant during 1998: we will look to enhance portfolio returns through the identification of attractively priced securities with relatively low sensitivities to prepayment uncertainty. Within the ARM sector, we will continue to emphasize seasoned ARMs, which are attractive because of their greater prepayment stability and reduced cap risk. Mortgage pass-through spreads will likely remain directional, widening in market rallies and tightening in market sell-offs. However, we believe the risk is asymmetrical given that mortgage spreads will probably not revert to their previously tight levels as long as prepayment risk remains an issue, volatility remains high and swap spreads remain wide. Finally, we are constructive on the ABS sector over the next several months given that valuations are at their most attractive levels in the past three years. We will focus on those issues offering strong credit protection and cash flow stability.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

/s/ Margo N. Alexander             /s/ Sharmin Mossavar-Rahmani

MARGO N. ALEXANDER                 SHARMIN MOSSAVAR-RAHMANI
President                          Chief Investment Officer
Mitchell Hutchins                  Domestic Fixed Income
Asset Management Inc.              Goldman Sachs Asset Management L.P.


This letter is intended to help shareowners understand how the Trust performed during the past year, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1997

  PRINCIPAL
   AMOUNT                                             MATURITY
    (000)                                              DATES           INTEREST RATES         VALUE
-------------                                   --------------------      --------        -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.89%
  $  4,850      GNMA..........................  10/15/22 to 10/15/23             7.000%   $   4,877,157
     4,185      GNMA..........................  01/15/23 to 07/15/23             7.500        4,279,560
        81      GNMA..........................        09/15/18                   9.000           86,955
                                                                                          -------------
Total Government National Mortgage Association
  Certificates (cost--$9,020,787).............                                                9,243,672
                                                                                          -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--4.65%
     1,874+     FHLMC.........................        12/01/13                   6.000        1,829,064
     3,497+     FHLMC ARM.....................        08/01/19                   7.656        3,619,544
                                                                                          -------------
Total Federal Home Loan Mortgage Corporation
  Certificates (cost--$5,439,004).............                                                5,448,608
                                                                                          -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.18%
     2,844+     FNMA ARM......................        11/01/26                   6.009        2,835,505
     3,122+     FNMA ARM......................        08/01/22                   7.680        3,242,508
                                                                                          -------------
Total Federal National Mortgage Association
  Certificates (cost--$6,073,879).............                                                6,078,013
                                                                                          -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--79.26%
     5,750      FHLMC Series 164, Classes B2,
                  B3, B9 & B11................        07/15/21                   9.500        6,205,499
     2,448+     FHLMC Series 1629, Class QC...        12/15/23                  10.000*       2,259,610
     3,942+     FHLMC Series 1645, Class B....        01/15/08                   5.500        3,725,323
     1,000      FNMA Series 1993-138, Class
                  FM..........................        12/25/21                   5.330*         986,660
       462      FNMA Series 1993-138, Class
                  SM..........................        12/25/21                   9.035*         457,302
     3,398+     FNMA Series 1993-226, Class
                  A...........................        07/25/23                   6.000        3,222,791
     2,547+     FNMA Series 1994-11, Class
                  B...........................        06/25/18                   4.625        2,430,855
     2,240+     FNMA REMIC, Series 1988-12,
                  Class A.....................        02/25/18                  10.000        2,374,461
     5,955      CMC Securities Corporation,
                  Series 1992-A, Class A12....        10/25/22                   7.400        5,971,016
     6,084      CMC Securities Corporation,
                  Series 1992-B, Class B11....        11/25/23                   7.375        6,071,650
     4,771+     CMC Securities Corporation,
                  Series 1993-C, Class C3.....        04/25/08                   9.552        5,011,187
    11,377+     CMC Securities Corporation,
                  Series 1993-E, Class S10....        11/25/08                   6.500       11,195,945
       967      Citicorp Mortgage Securities
                  Incorporated, Series 1994-6,
                  Class A4....................        03/25/09                   5.750          915,933
     6,983      Collateralized Mortgage
                  Obligation Trust, Series 64,
                  Class Z.....................        11/20/20                   9.000        7,615,682
     6,439+     Countrywide Mortgage Backed
                  Securities Incorporated,
                  Series 1994-C, Class A9.....        03/25/24                   6.500        6,222,284
    10,964      First Boston Mortgage
                  Securities Corporation,
                  Series 1993-1A, Class 1A....        04/25/06                   7.400       11,073,178
     6,308+     Housing Securities
                  Incorporated, Series 1994-1,
                  Class A13...................        03/25/09                   6.500        6,149,846
     1,056      Prudential Home Mortgage
                  Securities Corporation,
                  Series 1992-42, Class A2....        01/25/08                   6.250        1,052,949
     3,896      Prudential Home Mortgage
                  Securities Corporation,
                  Series 1993-38, Class A4....        09/25/23                   9.550        4,149,071
     3,846      Securitized Asset Sales
                  Incorporated, Series 1994-5,
                  Class AM....................        07/25/24                   7.000        3,833,529
       360      Structured Asset Securities
                  Corporation, Series 1993-C1,
                  Class A1A...................        10/25/24                   6.600          358,150
     1,627      Structured Asset Securities
                  Corporation, Series 1995-3A,
                  Class 1A1...................        01/28/24                   7.000        1,623,886
                                                                                          -------------
Total Collateralized Mortgage Obligations
  (cost--$89,794,806).........................                                               92,906,807
                                                                                          -------------

ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS*--22.04%
     4,931      Countrywide Funding
                  Corporation, Series 1993-10,
                  Class A9....................        01/25/24                   6.688        4,983,401
     4,679      Countrywide Mortgage Backed
                  Securities Incorporated,
                  Series 1994-B, Class A7.....        02/25/09                   6.588        4,728,424
     2,377      Housing Securities
                  Incorporated, Series 1992-5,
                  Class A.....................        06/15/22                   7.652        2,444,172
     3,878      Residential Funding Mortgage
                  Securities Incorporated,
                  Series 1994-S1, Class A13...        01/25/21                   6.888        3,974,733
     2,900      Resolution Trust Corporation,
                  Series 1992-16, Class A4....        08/25/22                   6.472        2,929,122
     1,833      Ryland Mortgage Securities
                  Corporation, Series 1, Class
                  A2..........................        08/25/23                   7.716        1,849,211
       949      Ryland Mortgage Securities
                  Corporation, Series 1991-17,
                  Class A1....................        10/25/21                   7.080          948,219

2002 TARGET TERM TRUST INC.

  PRINCIPAL
   AMOUNT                                             MATURITY
    (000)                                              DATES           INTEREST RATES         VALUE
-------------                                   --------------------      --------        -------------

ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS* (CONCLUDED)
  $  3,858      Salomon Brothers Mortgage
                  Securities VII, Series
                  1994-20, Class A............        08/01/24                   8.152%   $   3,973,563
                                                                                          -------------
Total Adjustable Rate Collateralized Mortgage
  Obligations (cost--$25,703,857).............                                               25,830,845
                                                                                          -------------

STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--7.19%
        44      FNMA REMIC Trust, Series
                  1991-G-15, Class S***.......        06/25/21                  27.244(1)       840,965
     2,664      FNMA REMIC Trust, Series
                  1991-G-35, Class N**........        10/25/21                   7.557(1)     2,104,864
        18      FNMA REMIC Trust, Series
                  1992-G-44, Class GA***......        05/25/03                  14.600(1)       478,361
     8,273      FNMA REMIC Trust, Series
                  1993-101, Class A***........        06/25/08                   7.000          734,219
     2,932+     FNMA REMIC, Series 151, Class
                  2***........................        07/25/22                   9.500          813,738
         9      Structured Asset Securities
                  Corporation, Series 1992-M1,
                  Class A3***.................        11/25/07                  11.000(1)     2,929,385
         9      Structured Asset Securities
                  Corporation, Series 1992-M1,
                  Class A4***.................        11/25/07                  11.000(1)       521,856
                                                                                          -------------
Total Stripped Collateralized Mortgage
  Obligations (cost--$8,471,280)..............                                                8,423,388
                                                                                          -------------

ASSET BACKED SECURITIES--10.26%
     5,550      Discover Card Master Trust I,
                  Series 1996-4, Class A......        10/16/13                   6.000*       5,622,871
     1,205      Fasco Grantor Trust...........        11/15/01                   6.650        1,210,588
     2,108      Mid-State Trust IV, Series 4,
                  Class A.....................        04/01/30                   8.330        2,277,067
     2,916      Salomon Brothers Mortgage
                  Securities VII, Series
                  1996-3, Class 1A2...........        06/25/26                   5.688        2,922,580
                                                                                          -------------
Total Asset Backed Securities
  (cost--$11,892,719).........................                                               12,033,106
                                                                                          -------------

REPURCHASE AGREEMENT--2.63%
     3,080      Repurchase Agreement dated
                  11/28/97, with Lehman
                  Brothers Incorporated,
                  collateralized by $3,039,033
                  Government National Mortgage
                  Association Certificates,
                  8.000% due 10/20/25
                  (value-$3,141,600),
                  proceeds: $3,081,463
                  (cost--$3,080,000)..........        12/01/97                   5.700        3,080,000
                                                                                          -------------
Total Investments (cost--$159,476,332)--139.10%........................................     163,044,439
Liabilities in excess of other assets--(39.10)%........................................    (45,831,372)
                                                                                          -------------
Net Assets--100.00%....................................................................   $ 117,213,067
                                                                                          -------------
                                                                                          -------------

-----------------

ARM Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of November 30, 1997.

REMIC Real Estate Mortgage Investment Conduit

* Floating Rate Securities. The interest rate shown is the current rate as of November 30, 1997.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Lehman Brothers Incorporated, maturing December 1, 1997) and/ or futures transactions.

(1)   Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS

                                                                                        UNREALIZED
  NUMBER OF                                       IN EXCHANGE                          APPRECIATION
  CONTRACTS           CONTRACTS TO DELIVER            FOR          EXPIRATION DATE     (DEPRECIATION)
-------------    ------------------------------   ------------    -----------------    -------------
       115       10 year United States Treasury
                   Notes.......................   $12,823,461          Mar 98          $     15,336
       121       30 year United States Treasury
                   Bonds.......................   $14,352,860          Mar 98               (49,921)
       106       90 day Eurodollars............   $24,821,168     Dec 97 to Mar 99         (104,395)
                                                                                       -------------
                                                                                           (138,980)
                                                                                       -------------

                      CONTRACT TO RECEIVE
                 ------------------------------
       706       5 year United States Treasury
                   Notes.......................   $76,451,571          Mar 98              (137,383)
                                                                                       -------------
                                                                                       $   (276,363)
                                                                                       -------------
                                                                                       -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1997

ASSETS
Investments in securities, at value
  (cost--$159,476,332)..................   $163,044,439
Receivable for investments sold.........          4,314
Interest receivable.....................      1,147,268
Deferred organizational expenses........          3,771
Other assets............................          8,568
                                           ------------
Total assets............................    164,208,360
                                           ------------

LIABILITIES
Payable for reverse repurchase
  agreements............................     46,500,000
Payable for interest on reverse
  repurchase agreements.................        194,936
Payable to investment adviser and
  administrator.........................         67,776
Variation margin payable................         62,683
Payable to custodian....................         30,197
Accrued expenses and other
  liabilities...........................        139,701
                                           ------------
Total liabilities.......................     46,995,293
                                           ------------

NET ASSETS
Capital Stock--$0.001 par value; total
  authorized 200,000,000 shares;
  7,802,867 shares issued and
  outstanding...........................    113,887,601
Undistributed net investment income.....      5,252,965
Accumulated net realized losses from
  investments and futures
  transactions..........................     (5,219,243)
Net unrealized appreciation of
  investments and futures...............      3,291,744
                                           ------------
Net assets..............................   $117,213,067
                                           ------------
                                           ------------
Net asset value per share...............         $15.02
                                           ------------
                                           ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                           FOR THE YEAR
                                              ENDED
                                           NOVEMBER 30,
                                               1997
                                           ------------
INVESTMENT INCOME:
Interest................................   $12,100,958
                                           ------------

EXPENSES:
Interest expense........................     2,599,240
Investment advisory and
  administration........................       807,235
Legal and audit.........................        96,637
Reports and notices to shareholders.....        88,324
Excise tax..............................        86,538
Custody and accounting..................        70,902
Amortization of organizational
  expenses..............................        45,000
Transfer agency and service fees........        24,715
Directors' fees.........................        10,500
Other expenses..........................        43,293
                                           ------------
                                             3,872,384
                                           ------------
Net investment income...................     8,228,574
                                           ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions.............     1,651,775
    Futures transactions................      (407,311)
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................    (1,199,262)
    Futures.............................      (583,284)
                                           ------------
NET REALIZED AND UNREALIZED LOSS FROM
  INVESTMENT ACTIVITIES.................      (538,082)
                                           ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................   $ 7,690,492
                                           ------------
                                           ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                FOR THE YEARS ENDED
                                                    NOVEMBER 30,
                                           ------------------------------
                                               1997             1996
                                           -------------    -------------
FROM OPERATIONS:
Net investment income...................   $  8,228,574     $  9,431,856
Net realized gains from investments and
  futures...............................      1,244,464          852,767
Net change in unrealized
  appreciation/depreciation of
  investments and futures...............     (1,782,546)      (1,537,200)
                                           -------------    -------------
Net increase in net assets resulting
  from operations.......................      7,690,492        8,747,423
                                           -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................     (6,726,756)      (7,300,567)
                                           -------------    -------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased..............     (1,027,037)     (20,924,583)
                                           -------------    -------------
Net decrease in net assets..............        (63,301)     (19,477,727)

NET ASSETS:
Beginning of year.......................    117,276,368      136,754,095
                                           -------------    -------------
End of year (including undistributed net
  investment income of $5,252,965 and
  $3,664,609, respectively).............   $117,213,067     $117,276,368
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                            FOR THE YEAR
                                               ENDED
                                            NOVEMBER 30,
                                                1997
                                           --------------
CASH FLOWS PROVIDED FROM OPERATING
  ACTIVITIES:
Interest received.......................   $   13,603,055
Operating expenses paid.................       (1,097,949)
Interest paid...........................       (2,609,113)
Sale of short-term portfolio
  investments, net......................          561,000
Purchase of long-term portfolio
  investments...........................     (121,464,508)
Sale of long-term portfolio
  investments...........................      119,087,284
Variation margin paid on futures
  contracts.............................         (890,149)
                                           --------------
Net cash provided from operating
  activities............................        7,189,620
                                           --------------

CASH FLOWS USED FOR FINANCING
  ACTIVITIES:
Dividends paid to shareholders..........       (6,726,756)
Capital stock repurchased...............       (1,112,864)
Increase in reverse repurchase
  agreements............................          650,000
                                           --------------
Net cash used for financing
  activities............................       (7,189,620)
                                           --------------
Net change in cash......................                0
Cash at beginning of year...............                0
                                           --------------
Cash at end of year.....................   $            0
                                           --------------
                                           --------------

RECONCILIATION OF NET INCREASE IN NET
  ASSETS RESULTING FROM OPERATIONS TO
  NET CASH PROVIDED FROM OPERATING
  ACTIVITIES:
Net increase in net assets resulting
  from operations.......................   $    7,690,492
                                           --------------
Decrease in investments, at value.......       10,299,768
Decrease in receivable for investments
  sold..................................        7,174,365
Decrease in interest receivable.........           81,900
Decrease in variation margin
  receivable............................           37,763
Decrease in other assets................           17,126
Decrease in payable for investments
  purchased.............................      (18,322,673)
Amortization of organizational
  expenses..............................           45,000
Decrease in payable for interest on
  reverse repurchase agreements.........           (9,873)
Increase in payable to investment
  adviser and administrator.............              602
Increase in variation margin payable....           62,683
Increase in accrued expenses & other
  liabilities...........................          112,467
                                           --------------
                                                 (500,872)
                                           --------------
Net cash provided from operating
  activities............................   $    7,189,620
                                           --------------
                                           --------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Trust is expected to terminate on or about November 30, 2002. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed sixty months from the date the Trust commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Investments in mortgage-backed and U.S. Treasury obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's board of directors. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

  REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily used financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of

NOTES TO FINANCIAL STATEMENTS

reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 1997 was $44,962,500 at a weighted average interest rate of 5.65%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended November 30, 1997 was $49,350,000 as of December 31, 1996.

  DOLLAR ROLLS--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment, temporary differences do not require reclassification.

  On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs Asset Management, L.P. serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at November 30, 1997, was substantially the same as the cost of securities for financial statement purposes.

  At November 30, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of
  value over cost)..........................................  $4,160,175
Gross depreciation (from investments having an excess of
  cost over value)..........................................    (592,068)
                                                              ----------
Net unrealized appreciation of investments..................  $3,568,107
                                                              ----------
                                                              ----------

  For the year ended November 30, 1997, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $103,141,835 and $111,912,919, respectively.

FEDERAL TAX STATUS

  It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

  At November 30, 1997, the Trust had a net capital loss carryforward of $5,495,606. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used, as provided in the regulations to offset future net realized capital gains, it is probable that these gains will not be distributed.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1997, undistributed net investment income was increased by $86,538 and capital stock was decreased by $86,538.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of November 30, 1997, Mitchell Hutchins owned 7,661 shares.

  For the year ended November 30, 1997, the Trust repurchased 80,200 shares of common stock at an average market price per share of $12.75 and a weighted average discount from net asset value of 12.96% per share.

  For the period July 10, 1995 (commencement of repurchase program) through November 30, 1997, the Trust repurchased 2,873,600 shares of common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 10.88% per share. At November 30, 1997, paid-in-capital is net the cost of $37,317,935 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                          FOR THE
                                                                                          PERIOD
                                                                                         DECEMBER
                                                                                         31, 1992
                                                                                         (COMMENCEMENT
                                                                                            OF
                                                      FOR THE YEARS ENDED                OPERATIONS)
                                                          NOVEMBER 30,                   TO
                                          --------------------------------------------   NOVEMBER
                                            1997       1996        1995        1994      30, 1993
                                          --------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $  14.88   $   14.37   $   12.70   $   14.68   $  14.10
                                          --------   ---------   ---------   ---------   ---------
Net investment income...................      1.06        1.13*       1.02*       0.93       0.89
Net realized and unrealized gains
 (losses) from investments and
 futures................................     (0.08)      (0.05)*      1.36*      (1.90)      0.68
                                          --------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset
 value resulting from
 investment operations..................      0.98        1.08        2.38       (0.97)      1.57
                                          --------   ---------   ---------   ---------   ---------
Dividends from net investment income....     (0.86)      (0.86)      (0.90)      (0.96)     (0.84)
Distributions from short-term capital
 gains..................................     --         --          --           (0.05)     (0.11)
                                          --------   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders...........................     (0.86)      (0.86)      (0.90)      (1.01)     (0.95)
                                          --------   ---------   ---------   ---------   ---------
Net increase in net asset value
 resulting from repurchase of
 common stock...........................      0.02        0.29        0.19      --          --
                                          --------   ---------   ---------   ---------   ---------
Offering costs charged to capital.......     --         --          --          --          (0.04)
                                          --------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  15.02   $   14.88   $   14.37   $   12.70   $  14.68
                                          --------   ---------   ---------   ---------   ---------
                                          --------   ---------   ---------   ---------   ---------
Market value, end of period.............  $  13.63   $   12.63   $   12.50   $   11.25   $  14.00
                                          --------   ---------   ---------   ---------   ---------
                                          --------   ---------   ---------   ---------   ---------
Total investment return(1)..............     15.23%       8.07%      19.85%     (12.79)%     5.94%
                                          --------   ---------   ---------   ---------   ---------
                                          --------   ---------   ---------   ---------   ---------
Ratios/Supplemental data:
Net assets, end of period (000's).......  $117,213    $117,276    $136,754    $136,562   $157,888
Expenses to average net assets+.........      3.36%       3.13%       3.42%       2.72%      1.79%**
Net investment income to average net
 assets.................................      7.13%       7.74%       7.44%       6.82%      6.67%**
Portfolio turnover rate.................        64%        127%        103%        108%       355%
Asset coverage++........................    $3,521      $3,261      $4,013      $3,023     $3,110

-----------------

*  Calculated using average daily shares outstanding for the period

** Annualized

+ These ratios include 2.25%, 1.93%, 2.50%, 1.82% and 0.91% related to interest expense for the periods ended November 30, 1997, 1996, 1995 and 1994, and for the period December 31, 1992 to November 30, 1993, respectively, which represents the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

2002 TARGET TERM TRUST INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
2002 Target Term Trust Inc.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of 2002 Target Term Trust Inc. (the "Trust") as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 2002 Target Term Trust Inc. at November 30, 1997, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
January 23, 1998

2002 TARGET TERM TRUST INC.

TAX INFORMATION

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1997), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the period by the Trust were derived from net investment income and are taxable as ordinary income.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  Because the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION

THE TRUST

  2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $47 billion in assets under management as of December 31, 1997. Goldman Sachs Asset Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

  The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

  An annual meeting of shareholders of the Trust was held on March 27, 1997. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer, were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent auditors for the Trust for the fiscal year ended November 30, 1997.

PROPOSAL 1

                                                                                          SHARES FOR         SHARES WITHHOLD
                                                                                             VOTED              AUTHORITY
                                                                                        ---------------  ------------------------
1. To vote for or against the election of:
Margo N. Alexander                                                                          7,247,050              104,072
Richard Q. Armstrong                                                                        7,269,564               81,558
E. Garrett Bewkes, Jr.                                                                      7,261,008               90,114
Richard Burt                                                                                7,253,144               97,978
Mary C. Farrell                                                                             7,265,754               85,368
Meyer Feldberg                                                                              7,267,437               83,685
George W. Gowen                                                                             7,247,683              103,439
Frederic V. Malek                                                                           7,269,560               81,562
Carl W. Schafer                                                                             7,260,867               90,255

PROPOSAL 2

                                                                           SHARES FOR
                                                                              VOTED       SHARES WITHHOLD AUTHORITY  SHARES AGAINST
                                                                         ---------------  -------------------------  ---------------
2. Ratification of the selection of Ernst & Young LLP
 as independent auditors for the fiscal year ending
 November 30, 1997.                                                          7,266,754               70,405                13,964

(BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" TOTALS.)

2002 TARGET TERM TRUST INC.

DISTRIBUTION POLICY

  The Trust's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.        Mary C. Farrell
CHAIRMAN
                              Meyer Feldberg
Margo N. Alexander
                              George W. Gowen
Richard Q. Armstrong
                              Frederic V. Malek
Richard R. Burt
                              Carl W. Schafer



PRINCIPAL OFFICERS

Margo N. Alexander            Dianne E. O'Donnell
PRESIDENT                     VICE PRESIDENT AND SECRETARY

Victoria E. Schonfeld         Paul H. Schubert
VICE PRESIDENT                VICE PRESIDENT AND TREASURER


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019







NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE TRUST MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THE REPORT.

                                        NOVEMBER 30, 1997






                                        ----------------------------------------
                                        2002 TARGET

                                        TERM TRUST INC.



                                        ANNUAL REPORT






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